Prospectus, September 11, 2002 as amended October 2, 2002 and January 6, 2003

Evergreen
Balanced Funds

Evergreen Asset Allocation Fund
Class A
Class B
Class C
Class I
The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARY:

Overview of Fund Risks
Evergreen Asset Allocation Fund

GENERAL INFORMATION:

The Fund's Investment Advisor
The Fund's Sub-Advisor
The Fund's Portfolio Managers
Calculating the Share Price
How to Choose an Evergreen Fund
How to Choose the Share Class That Best Suits You
How to Buy Shares
How to Redeem Shares
Other Services
The Tax Consequences of Investing in the Fund
Fees and Expenses of the Fund
Financial Highlights
Other Fund Practices
Descriptions of Underlying Funds

In general,

the Fund offered in this propectus is a fund-of-funds which seeks to provide investors with total return by investing in shares of Grantham, Mayo, Van Otterloo & Co. LLC (GMO)-managed mutual funds rather than individual securities. The Fund allocates its investments among GMO-managed mutual funds investing in both U.S. and foreign equity and debt securities.

Fund Summary Key

The Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

Overview of Fund Risks

Evergreen Asset Allocation Fund

typically relies on a combination of the following strategies:

  investing in U.S. and foreign equity and debt securities by buying shares of GMO-managed mutual funds ("underlying funds");
  shifting the proportions it holds in underlying funds depending upon the current value assessment of the global marketplace; and
  rebalancing opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

The underlying funds in which the Fund may invest include:

U.S. Equity Funds

  U.S. Core Fund
  Value Fund
  Intrinsic Value Fund
  Growth Fund
  Real Estate Fund
  Small Cap Value Fund
  Small Cap Growth Fund

Fixed Income Funds

  Domestic Bond Fund
  Core Plus Bond Fund
  International Bond Fund
  Currency Hedged International Bond Fund
  Global Bond Fund
  Emerging Country Debt Fund
  Short-Term Income Fund
  Global Hedged Equity Fund
  Inflation Indexed Bond Fund
  Alpha LIBOR Fund

International Equity Funds

  International Disciplined Equity Fund
  International Intrinsic Value Fund
  International Growth Fund
  Currency Hedged International Equity Fund
  Foreign Fund
  Foreign Small Companies Fund
  International Small Companies Fund
  Emerging Markets Fund
  Emerging Countries Fund
  Asia Fund

may be appropriate for investors who:

  are seeking a diversified long-term investment offering both current income and the potential for capital growth.
Following this overview, you will find information on the Fund's specific investment strategies and risks.

The Fund may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and potential loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal
  not a deposit with a bank
  not insured, endorsed or guaranteed by the FDIC or any government agency subject to investment risks, including possible loss of your original investment
Like most investments, your investment in the Fund could fluctuate significantly in value over time and could result in a loss of money.

The most significant risk of an investment in the Fund is the risk that one or more underlying funds will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying funds. Following are some of the most important risk factors that may affect the underlying funds. Other factors may be described in the discussion following this overview:

Stock Market Risk

Your investment in the Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which the Fund invests do not perform well.

Interest Rate Risk

When interest rates go up, the value of debt securities tends to fall. Since the Fund invests a significant portion of its portfolio in debt securities, if interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Foreign Investment Risk

Since the Fund invests in non-U.S. securities, it is exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of, dividend yield and total return earned on your investment. In addition, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value of, dividend yield and total return earned on your investment in the Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund invests in debt securities, the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. The Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

Investment Style Risk

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

Emerging Market Risk

An emerging market is any country considered to be emerging or developing, has a relatively low per capita gross national product, but the potential for rapid growth (which can lead to instability). A Fund’s investment in securities of companies located in emerging countries could expose it to certain risks. Emerging countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. There is also a possibility of a change in the political climate, nationalization, diplomatic developments (including war), and social instability. Such countries may experience high levels of inflation or deflation and currency devaluation. Investments in emerging markets are considered to be speculative.

Derivatives Risk

The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currency, or currency exchange rates, commodities, and related indexes. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxed payable by shareholders.

Leverage Risk

The Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. The Fund may also enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Asset Allocation Fund

FUND FACTS:

Goal:

  Total Return

  Principal Investment:

  GMO-Managed Mutual Funds which Invest in U.S. and Foreign Equity and Debt Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Sub-Advisor:

  Grantham, Mayo, Van Otterloo & Co. LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EAAFX (Class A)
  EABFX (Class B)
  EACFX (Class C)
  EAIFX (Class I)

  Dividend Payment Schedule:

  Quarterly

  INVESTMENT GOAL

  The Fund seeks total return.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund seeks total return greater that the GMO Global Balanced Index, a composite benchmark computed by GMO. It consists of (1) 48.75% S&P 500 Index; (2) 16.25% MSCI ACWI (All Country World Index) Free ex-U.S. Index; and (3) 35% Lehman Brothers U.S. Aggregate Bond Index. The Fund invests in GMO-managed mutual funds that invest in U.S. and foreign equity and debt securities. The Fund will typically be nearly fully exposed to equity and fixed income securities through investment in the underlying funds. The underlying funds the Fund invests in primarily consist of GMO International Equity Funds, GMO Fixed Income Funds and GMO U.S. Equity Funds, all offered through separate prospectuses. For more information regarding the underlying funds offered through separate prospectuses, see “Description of Underlying Funds” at the back of this prospectus.

  Depending upon the current valuation assessment of the global marketplace, the Fund may own different proportions of underlying funds at different times. The Fund rebalances opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels. However, under normal market conditions, at least 25% of the Fund will be invested in debt securities through its investments in the underlying funds.

  The portfolio managers consider various factors in determining what underlying funds to invest in. The portfolio managers use a strategic methodology which calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country, sector, and individual security levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation and interest rates. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying funds which are used to implement the asset allocation portfolio. The expected value-added for each fund is determined by assessing the fund’s historical ability to add value as well as the efficiency of a given asset class.

  RISK FACTORS

  Your investment in the Fund is subject to the risks of the underlying funds discussed in the “Overview of Fund Risks” on page 2 under the headings:

    Stock Market Risk
    Interest Rate Risk
    Market Capitalization Risk
    Foreign Investment Risk
    Credit Risk
    Investment Style Risk
    Emerging Market Risk
    Derivatives Risk
    Leverage Risk
  In addition, the Fund is subject to fund-of-funds risk. The Fund is exposed to the risk that one or more underlying funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying funds. The Fund will indirectly bear a proportionate share of the total fund operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other fund expenses) of the underlying funds in which it invests, as well as any purchase premiums or redemption fees charged by such underlying funds. Since GMO will receive fees from the underlying funds, GMO has a financial incentive to invest the assets of the Fund in underlying funds with higher fees, despite the investment interests of the Fund. GMO is legally obligated to disregard that incentive in selecting shares of the underlying funds.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares' inception on 7/29/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year to year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class A Shares (%) 1
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
					16.05	4.38	10.97	7.39	3.74

Best Quarter:	2nd Quarter 1997	+ 8.58%[1]
Worst Quarter:	3rd Quarter 1998	- 7.89%[1]
Year-to-date total return through 6/30/2002 is +4.93%. [1]

  The next table lists the Fund’s average annual total return by class over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund’s oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index (S&P 500), Lehman Brothers U.S. Aggregate Bond Index (LBABI), MSCI ACWI Free ex-U.S. Index and Global Balanced Index. S&P 500 is an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The LBABI is an unmanaged fixed income index covering the U.S.investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities and asset-backed securities. The MSCI ACWI Free ex-U.S. Index is an independently maintained and published international (excluding U.S. and including emerging) equity index. The Global Balanced Index is a composite benchmark computed by GMO and comprised 48.75% by S&P 500,16.25%by MSCIAC World ex-U.S. and 35% by Lehman BrothersAggregate Bond Index. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/29/1996
Class A	7/29/1996	- 2.24%	7.14%	N/A	8.88%
Class A [2]	7/29/1996	- 3.96%	4.20%	N/A	5.86%
(after taxes on distributions)
Class A [2]	7/29/1996	- 1.36%	4.53%	N/A	5.92%
(after taxes on distributions and sale of Fund shares)
Class B	10/3/2002	- 1.22%	8.13%	N/A	9.96%
Class C	10/3/2002	1.75%	8.41%	N/A	10.08%
Class I	10/3/2002	3.74%	8.41%	N/A	10.08%
S&P 500		- 11.89%	10.70%	N/A	13.32%
LBABI		8.44%	7.43%	N/A	7.83%
MSCI ACWI Free ex-U.S. Index19.730.83N/A		- 19.73%	0.83%	N/A	1.78%
GMO Global Balanced Index		- 6.15%	8.35%	N/A	9.87%

  1. Historical performance shown for Classes A, B, C and I prior to 10/3/2002 is based on the performance of Class III of the fund's predecessor, GMO Global Balanced Allocation Fund. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Classes I and III do not pay 12b-1 fees. If these fees had been reflected, returns for Classes A, B and C would have been lower.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are estimated for the Fund’s fiscal year ending February 28, 2003.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [4,5]
Class A	0.50%	0.25%	0.31%	1.06%
Class B	0.50%	1.00%	0.31%	1.81%
Class C	0.50%	1.00%	0.31%	1.81%
Class I	0.50%	0.00%	0.31%	0.81%

  4. Because the Fund invests primarily in other mutual funds, the Fund will incur fees and expenses indirectly as a shareholder of the underlying funds. The indirect net annual operating expenses for the fiscal year ended February 28, 2003 are estimated to be 0.52%. Actual indirect expenses for the fiscal year ending February 28, 2003 will vary depending on the particular underlying funds in which the Fund invests. For more information regarding the expenses of the underlying funds, see "Underlying Fund Expenses".

  5. Restated to reflect current fees.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 603	$ 684	$ 382	$ 83	$ 184	$ 282
3 years	$ 821	$ 869	$ 664	$ 259	$ 569	$ 664
5 years	$ 1,056	$ 1,180	$ 1,070	$ 450	$ 980	$ 1,070
10 years	$ 1,729	$ 1,930	$ 2,205	$ 1,002	$ 1,930	$ 2,205

  THE FUND'S INVESTMENT ADVISOR

  An investment advisor manages a Fund’s investments and supervises its daily business affairs. The investment advisor for the Evergreen funds is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $336 billion in consolidated assets as of 11/30/2002. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

  Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and managed over $117.1 billion in assets for 115 of the Evergreen funds as of 11/30/2002. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  EIMC oversees investment operations for the Fund, including oversight and supervision of the Fund's sub-advisor.

  The Fund will pay EIMC an annual contractual advisory fee of 0.50% based on the Fund’s average daily net assets.

  THE FUND'S SUB-ADVISOR

  EIMC has retained Grantham, Mayo, Van Otterloo & Co. LLC (GMO) as sub-advisor to the Fund, pursuant to the terms of an order it has received from the Securities and Exchange Commission. As sub-advisor, GMO manages the Fund’s investments in the underlying funds on a day-to-day basis. GMO currently serves as the investment advisor to each of the underlying funds. The Fund will not pay a direct fee to GMO for its sub-advisory services. However, the Fund will incur fees and expenses indirectly as a shareholder of the underlying GMO-managed funds, including its indirect share of management or other fees paid to GMO.

  Through an exemptive order received from the Securities and Exchange Commission, EIMC has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the Fund's sub-advisor and recommend the hiring, termination, and replacement of unaffiliated sub-advisors without receiving prior shareholder approval. However, shareholders will be notified in the event there has been a replacement of the sub-advisor.

  THE FUND’S PORTFOLIO MANAGERS

  Asset Allocation Fund

  The Fund is managed by a team of portfolio management professionals from GMO’s Asset Allocation team, with team members responsible for different sectors.

  CALCULATING THE SHARE PRICE

  The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. The NAV of each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

  The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

  HOW TO CHOOSE AN EVERGREEN FUND

  When choosing an Evergreen fund, you should:

    Most importantly, read the prospectus to see if the Fund is suitable for you.
    Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
    Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

  After choosing a Fund, you select a share class. The Fund offers four different share classes: Class A, Class B, Class C and Class I. Each class except Class I has its own sales charge. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

  Class A

  If you select Class A shares, you may pay a front-end sales charge of up to 5.75%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to an expense known as 12b-1 fees.

  The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

Your investment	As a % of NAV excluding sales charges	As a % of your investment	Dealer commission as a % of NAV
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

  Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within one year after the month of purchase.

  Purchases of Class A shares made at NAV and redeemed within a 12-month period by a corporate or certain other qualified retirement plan or non-qualified deferred compensation plans of Title I ERISA tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (certain plans may require a greater number of eligible employees) are subject to a dealer commission of 1.00% of the amount of purchase (subject to recapture upon early redemption).

  Three ways you can reduce your Class A sales charges:

    Rights of Accumulation. You may add the value of all of your existing Evergreen funds investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.
    Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.
    Combined Purchases. You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all of your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

  Contact your investment professional or a service representative at Evergreen Service Company, LLC at 1.800.343.2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI.

  The Fund may also sell Class A shares at NAV without a front-end or deferred sales charge to the Directors, Trustees, officers and employees of the Fund and the advisory affiliates of Wachovia, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

  Class B

  If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase. After eight years, Class B shares automatically convert to Class A shares.

  The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held	Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period	5.00%
Month of Purchase + Second 12 Month Period	4.00%
Month of Purchase + Third 12 Month Period	3.00%
Month of Purchase + Fourth 12 Month Period	3.00%
Month of Purchase + Fifth 12 Month Period	2.00%
Month of Purchase + Sixth 12 Month Period	1.00%
Thereafter	0.00%
After 8 years	Converts to Class A
Dealer Allowance	4.00%

  The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

  Class C

  If you select Class C shares, you may pay a front-end sales charge of 1.00% and your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within one year after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fees paid by the Class C shares continue for the life of the account.

  The front-end sales charge is deducted from your investment before it is invested. The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held	Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period	1.00%
Thereafter	0.00%
Dealer Allowance	2.00%

  The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

  Waiver of Class B or Class C Deferred Sales Charges

  You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

    When the shares were purchased through reinvestment of dividends/capital gains
    Death or disability
    Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
    Systematic withdrawals of up to 1.00% of the account balance per month
    Loan proceeds and financial hardship distributions from a retirement plan
    Returns of excess contributions or excess deferral amounts made to a retirement plan participant

  Class I

  The Fund offers Class I shares at NAV without a front-end sales charge, deferred sales charge or 12b-1 fees. Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial service firms, certain institutional investors, and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

  Calculating the Deferred Sales Charge

  If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the deferred sales charge and then shares held the longest in an effort to keep the deferred sales charge a shareholder must pay as low as possible. The deferred sales charge on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

  Promotional Incentives on Dealer Commissions

  EDI may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EDI’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. Please consult the SAI for more information regarding promotional incentives.

  HOW TO BUY SHARES

  Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

	Minimum Initial Purchase of Class A, B and C Shares	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000	$ 1,000,000 [1]	None
IRAs	$ 250	N/A [2]	None
Systematic Investment Plan	$ 50	N/A [2]	$ 25/monthly (for Classes A, B and C) [2]

  1. Minimum initial purchase amount does not apply to former Class Y shareholders.

  2. Former Class Y shareholders may invest at the Class A, B and C share amounts.

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional
    Complete and sign the account application. Applications may be downloaded off our website at EvergreenInvestments.com.
    Make the check payable to Evergreen funds. Cash, credit cards, third party checks, credit card checks or money orders will not be accepted.
    Mail the application and your check to the address below:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EDI).

    Make your check payable to Evergreen funds.
    Write a note specifying:
      the Fund name
      share class
      your account number
      the name(s) in which the account is registered
    Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EDI).

By Phone
    Call 1.800.343.2898 to set up an account number and get wiring instructions.
    Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
    Complete the account application and mail to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Trades accepted after 4 p.m. Eastern time on market trading days will receive the next market trading day’s closing price. [3]

    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    If your bank account is set up on file, you can request either:
      Federal Funds Wire (offers immediate access to funds) or
      Electronic transfer through the Automated Clearing House which avoids wiring fees.

By Exchange
    You can make an additional investment by exchange from an existing Evergreen funds account by contacting your investment professional or an Evergreen funds service representative, or by calling the Evergreen Express Line at 1.800.346.3858 or visiting our website at EvergreenInvestments.com. [4]
    You can only exchange shares from your account within the same class and under the same registration.
    There is no sales charge or redemption fee when exchanging funds within the Evergreen funds family. [5]
    Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [3]
    Exchanges are limited to three per calendar quarter, but in no event more than five per calendar year.
    Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee (See "Exceptions: Redemption Requests That Require A Signature Guarantee" on the next page).

Systematic Investment Plan (SIP) [6]
    You can transfer money automatically from your bank account into your Fund on a monthly or quarterly basis.
    Initial investment minimum is $50 if you invest at least $25 per month with this service.
    To enroll, check off the box on the account application and provide:
      your bank account information
      the amount and date of your monthly or quarterly investment

    To establish automatic investing for an existing account, call 1.800.343.2898 for an application.
    The minimum is $25 per month or $75 per quarter.
    You can also establish an investing program through direct deposit from your paycheck. Call 1.800.343.2898 for details.

  3. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with Evergreen Distributors, Inc. ("EDI"). The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  4. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  5. This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge.

  6. Evergreen Investment Services, Inc. (EIS) will fund a $50 initial investment in Class A shares of the Evergreen funds for employees of Wachovia and its affiliates when the employee enrolls in a new Evergreen SIP and agrees to subsequent monthly investments of $50. EIS will fund a $100 initial investment in Class A shares of the Evergreen funds for employees of Wachovia when the employee enrolls in a new Evergreen SIP through a CAP account and agrees to subsequent monthly investments of $100. To be eligible for either of these offers, the employee must open an account with Wachovia Securities, Inc. to execute the transactions. If the employee redeems his shares within 12 months after the month of purchase, EIS reserves the right to reclaim its $50 or $100 initial investment.

  HOW TO REDEEM SHARES

  We offer you several convenient ways to redeem your shares in any of the Evergreen funds:

Methods	Requirements
Call Us
    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    This service must be authorized ahead of time, and is only available for regular accounts. [1]
    All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the next market trading day. [2]
    We can either:
      wire the proceeds into your bank account (service charges may apply)
      electronically transmit the proceeds into your bank account via the Automated Clearing House service mail you a check.
    All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
    See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us
    You can mail a redemption request to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Your letter of instructions must:
      list the Fund name and the account number
      indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s)
    See "Exceptions: Redemption Requests That Require A Signature Guarantee" below for requests that must be signature guaranteed.
    To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Redeem Your Shares in Person	You may also redeem your shares by contacting your investment professional or an Evergreen funds service representative. A fee may be charged for this service.
Systematic Withdrawal Plan (SWP)
    You can transfer money automatically from your Fund account on a monthly or quarterly basis - without redemption fees.
    The withdrawal can be mailed to you, or deposited directly into your bank account.
    The minimum is $75 per month.
    The maximum is 1.00% of your account per month or 3.00% per quarter.
    To enroll, call 1.800.343.2898 for instructions.

  1. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  2. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with Evergreen Distributors, Inc. ("EDI"). The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  Timing of Proceeds

  Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and ten business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum amount.

  Exceptions: Redemption Requests That Require A Signature Guarantee

  To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

    You are redeeming more than $50,000.
    You want the proceeds transmitted into a bank account not listed on the account.
    You want the proceeds payable to anyone other than the registered owner(s) of the account.
    Either your address or the address of your bank account has been changed within 30 days.
    The account is registered in the name of a fiduciary corporation or any other organization.
    In these cases, additional documentation is required:
    corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

  Who Can Provide A Signature Guarantee:

    Commercial Bank
    Trust Company
    Savings Association
    Credit Union
    Member of a U.S. stock exchange

  OTHER SERVICES

  Evergreen Express Line
  1.800.346.3858

  Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen funds' portfolio managers.

  Automatic Reinvestment of Distributions

  For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

  Payroll Deduction (Class A, Class B and Class C only)

  If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at EvergreenInvestments.com for more information.

  Telephone Investment Plan

  You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

  Dividend Exchange

  You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration — automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

  Reinstatement Privileges

  Within 90 days of redemption, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account at the NAV on the date of reinstatement and your deferred sales charge schedule will resume from the time of the original redemption.

  THE TAX CONSEQUENCES OF INVESTING
  IN THE FUND

  You may be taxed in two ways:

    On Fund distributions (dividends and capital gains).
    On any profit you make when you sell any or all of your shares.

  Fund Distributions

  A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Fund will distribute two types of taxable income to you:

    Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt or from short-term capital gains, you will have to include them in your federal taxable income. The Fund pays a quarterly dividend from the dividends, interest and other income on the securities in which it invests.
    Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).
  The Fund’s investment in underlying funds could affect the amount, timing and character of distributions. See “Special Tax Considerations” in the Statement of Additional Information.

  Dividend and Capital Gain Reinvestment

  Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

  Profits You Realize When You Redeem Shares

  When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

  Tax Reporting

  Evergreen Service Company, LLC provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them.

  Evergreen Service Company, LLC will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Fund.

  Retirement Plans

  You may invest in the Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

  FEES AND EXPENSES OF THE FUND

  Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

  Management Fee

  The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

  12b-1 Fees

  The Trustees of the Evergreen funds have approved a policy to assess annual 12b-1 fees of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Fund may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

  Other Expenses

  Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

  Total Fund Operating Expenses

  The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

  Underlying Fund Expenses

  The Fund’s shareholders indirectly bear the expenses of the underlying funds in which the Fund invests. The indirect net annual operating expenses for the fiscal year ending February 28, 2003 are estimated to be 0.52%.

  The following chart shows the expense ratio for each of the underlying funds, as well as the percentage of the Fund's net assets invested in each fund as of February 28, 2002.

Underlying Fund	Expense Ratio	Percentage of Fund's net assets
U.S. Core Fund	0.48%	13.32%
Value Fund	0.61%	1.74%
Small Cap Value Fund	0.48%	8.59%
Real Estate Fund	0.69%	8.19%
International Intrinsic Value Fund	0.69%	7.24%
Currency Hedged International Equity Fund	0.69%	3.43%
International Small Companies	0.75%	2.95%
Emerging Markets Fund	1.16%	4.54%
Emerging Countries Fund	1.25%	3.84%
Domestic Bond Fund	0.25%	19.98%
Core Plus Bond Fund	0.40%	13.38%
International Bond Fund	0.40%	3.28%
Currency Hedged International Bond	0.40%	1.35%
Emerging Country Debt Fund	0.57%	2.19%
Inflation Indexed Bond Fund	0.25%	5.97%

  FINANCIAL HIGHLIGHTS

  This section looks in detail at the results for one Class A share of the Fund -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following tables have been derived from financial information audited by PricewaterhouseCoopers LLP, the predecessor fund's independent auditors. For a more complete picture of the Fund's financial statements, please see the predessor fund's Annual Report as well as the SAI.

  Asset Allocation Fund

	Year Ended February 28/29,
	2002 [1]	2001	2000	1999	1998 [1,2]
CLASS A [3]
Net asset value, beginning of period	$ 10.80	$ 10.78	$ 10.51	$ 11.87	$ 11.56
Income from investment operations
Net investment income [4]	0.43	0.47	0.44	0.31	0.17
Net realized and unrealized gains or losses on securities	0.04	0.60	0.91	- 0.54	1.30
Total from investment operations	0.47	1.07	1.35	- 0.23	1.47

Distributions to shareholders from
Net investment income	- 0.50	- 0.82	- 0.43	- 0.57	- 0.33
Net realized gains	0	- 0.23	- 0.65	- 0.56	- 0.83
Total distributions to shareholders	- 0.50	- 1.05	- 1.08	- 1.13	- 1.16

Net asset value, end of period	$ 10.77	$ 10.80	$ 10.78	$ 10.51	$ 11.87
Total return [5]	4.43%	10.12%	12.77%	- 2.27%	13.31%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 130,926	$ 112,704	$ 119,075	$ 127,600	$ 115,280
Ratios to average net assets
Expenses [6]	0.00%[7]	0.00%	0.00%	0.00%	0.00%[8]
Net investment income	4.00%	4.13%	4.18%	2.50%	1.91%[8]
Fees and expenses reimbursed by the Manager	0.04%	0.04%	0.04%	0.05%	0.11%
Portfolio turnover rate	16%	26%	26%	10%	18%

  1. Net investment income is based on average shares outstanding during the period.

  2. For the period from June 2, 1997 (commencement of class operations) to February 28, 1998.

  3. On October 3, 2002, Evergreen Asset Allocation Fund acquired the net assets of GMO Global Balanced Allocation Fund. GMO Global Balanced Allocation Fund is the accounting and performance survivor in this transaction. The financial highlights for the periods prior to October 3, 2002 are those of GMO Global Balanced Allocation Fund Class III.

  4. Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

  5. Excluding applicable sales charges.

  6. Ratio of expenses to average net assets excludes expenses incurred indirectly through investment in underlying funds.

  7. Amount is less than 0.01%

  8. Annualized.

  OTHER FUND PRACTICES

  The Fund is also indirectly subject to the following risks through its investments in the underlying funds.

  The Fund invests in foreign securities, which may include foreign currencies transactions. As a result, the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk, the Fund may enter into currency futures contracts and forward currency exchange contracts. Although the Fund uses these contracts to hedge the U.S. dollar value of a security it already owns, the Fund could lose money if it fails to predict accurately the future exchange rates. The Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. A cross hedge cannot protect against exchange rate risks perfectly. If a Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

  The Fund may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

  Please consult the SAI for more information regarding these and other investment practices used by the Fund, including risks.

  DESCRIPTION OF UNDERLYING FUNDS

	Investment Goal/Strategy	Benchmark
U.S. EQUITY FUNDS
GMO U.S. Core Fund	Seeks high total return through investment in U.S. equity securities. Invests primarily in the equity securities chosen from among the 600 companies with the largest equity capitalization and whose securities are listed on a U.S. national securities exchange. Selects stocks based on factors such as price to intrinsic value, price to normalized earnings and price momentum. As the opportunity to add value increases, the weight of the discipline in the portfolio increases.	S&P 500 Index
GMO Value Fund	Seeks long-term capital growth primarily through investment in equity securities. Invests primarily in equity securities of companies chosen from the Russell 1000® Value Index, emphasizing large capitalization equity securities. Focuses on issuers which it believes represent compelling values relative to their market prices.	Russell 1000® Value Index
GMO Intrinsic Value Fund	Seeks long-term capital growth primarily through equity investments in companies chosen from the 1,000 U.S. exchange-listed companies with the largest equity capitalization. Less emphasis on industry and sector allocation, the Manager researches and evaluates individual companies, using three disciplines: price to intrinsic value, price to normalized earnings and momentum. Stocks ranked highly by more than one criterion are favored for selection.	Russell 1000® Value Index
GMO Growth Fund	Seeks long-term growth of capital. Invests primarily in the equity securities of companies chosen from among the 1,000 companies with the largest equity capitalization and whose securities are listed on a U.S. national securities exchange. Selects stocks based on factors such as estimate revision momentum, fair value, price momentum and price to intrinsic value and then favors sectors that it believes represent the best long-term values within the U.S. stock market.	Russell 1000® Growth Index
GMO Real Estate Fund	Seeks high total return. Under normal circumstances invests at least 80% in real estate investment trusts ("REITs"), which are managed vehicles that invest in real estate or real estate-related assets, and other real estate-related companies. The Fund invests primarily in equity REITs and real estate related operating companies, which own real estate directly; mortgage REITs, which make construction, development or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Selects REITs based on such factors as valuation, prospects for growth, quality of the balance sheet and management.	Morgan Stanley REIT Index
GMO Small Cap Value Fund	Seeks long-term growth of capital. Invests primarily in the equity securities of companies chosen from Russell 2500® Index providing broad exposure to the small cap value sector of the U.S. equity market.	Russell 2500® Value Index
GMO Small Cap Growth Fund	Seeks long-term growth of capital. Invests primarily in the equity securities of companies chosen from the Russell 2500® Index providing broad exposure to the small cap growth sector to the U.S. equity market.	Russell 2500® Growth Index
FIXED INCOME FUNDS
GMO Domestic Bond Fund	Seeks high total return. Seeks exposure primarily to U.S. government securities, including asset-backed securities issued by U.S. government agencies, and may also seek exposure to other U.S. dollar denominated fixed income investments, including investment-grade bonds, convertible bonds and asset-backed securities of private issuers. Intends to achieve this exposure directly, or indirectly by investing a significant portion of its assets in shares of the GMO Alpha LIBOR Fund (see description below) or synthetic bonds. The Fund's portfolio will generally have a duration of approximately 5 years.	Lehman Brothers U.S. Government Bond Index
GMO Core Plus Bond Fund	Seeks high total return. Seeks exposure primarily to U.S. bond investments, but also adds to or subtracts from the return of its U.S. investments through exposure to foreign bond and currency markets. Employs fundamental research techniques and quantitative applications to transfer valuation inefficiencies from the international bond and currency markets to a core U.S. bond portfolio. Seeks to match the duration of the Fund's benchmark. Intends to achieve this exposure directly, or indirectly by investing a significant portion of its assets in shares of the GMO Alpha LIBOR Fund (see description below) or synthetic bonds.	Lehman Brothers U.S. Aggregate Bond Index
GMO International Bond Fund	Seeks high total return. Seeks exposure primarily to investment-grade bonds denominated in various currencies. Employs fundamental research techniques and quantitative applications to measure the value of the bond and currency markets to determine currency and country allocations. Intends to achieve this exposure directly, or indirectly by investing a significant portion of its assets in shares of the GMO Alpha LIBOR Fund (see description below) or synthetic bonds.	J.P. Morgan Non-U.S. Government Bond Index
GMO Currency Hedged International Bond Fund	Seeks high total return. Seeks exposure primarily to investment-grade bonds denominated in various currencies. Generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. Employs fundamental research techniques and quantitative applications to measure the value of the bond and currency markets and uses these applications to determine currency and country allocations. Intends to achieve this exposure directly, or indirectly by investing a significant portion of its assets in shares of the GMO Alpha LIBOR Fund (see description below) or synthetic bonds.	J.P. Morgan Non-U.S. Government Bond Index (Hedged)
GMO Global Bond Fund	Seeks high total return. Seeks exposure primarily to investment-grade bonds denominated in various currencies. Employs fundamental research techniques and quantitative applications to measure the value of the bond and currency markets and uses these applications to determine currency and country allocations. Intends to achieve this exposure directly, or indirectly by investing a significant portion of its assets in shares of the GMO Alpha LIBOR Fund (see description below) or synthetic bonds.	J.P. Morgan Global Government Bond Index
GMO Emerging Country Debt Fund	Seeks high total return. Seeks to achieve its objective by investing primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Europe ("Emerging Countries"). Intends to invest primarily in "synthetic" bonds (rather than making direct investments), directly in fixed income securities, and in shares of GMO Alpha LIBOR Fund. Employs a bottom-up approach to examining Emerging Country debt issues, and uses quantitative applications to take advantage of valuation inefficiencies in Emerging Country debt markets.	J.P. Morgan Emerging Markets Bond Index Global
GMO Short-Term Income Fund	Seeks to provide current income to the extent consistent with the preservation of capital and liquidity through exposure to a portfolio of high-quality fixed income instruments. May achieve this exposure directly, or indirectly by investing a substantial portion of its assets in the GMO Alpha LIBOR Fund. Seeks to maintain a duration slightly longer than the 3 month duration of benchmark.	Salomon Smith Barney 3-Month Treasury Bill Index
GMO Global Hedged Equity Fund	Seeks high total return. Invests primarily in shares of GMO U.S. Equity Funds and GMO International Equity Funds described above (the "underlying funds"), or directly in equity securities of the type invested in by these Funds. Invests primarily in a combination of (i) global equity securities, generally held through the underlying funds; (ii) derivative instruments intended to hedge the value of the Fund's equity positions against general movements in the equity market(s) and against changes in the value of the foreign currencies represented in the Fund's non-U.S. positions relative to the U.S. dollar; and (iii) long interest rate futures contracts intended to extend the duration of the Fund.	Salomon Smith Barney 3-Month Treasury Bill Index
GMO Inflation Indexed Bond Fund	Seeks high total return. Invests primarily in bonds that are indexed or otherwise "linked" to general measures of inflation in the country of issue ("inflation indexed bonds"). May also seek exposure to other fixed income securities of both U.S. and foreign issuers by investing a significant portion of its assets in the Alpha LIBOR Fund, by investing in exchange-traded and over-the-counter derivative instruments (including to create "synthetic" bonds), and/or by direct investments. Seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.	Lehman Brothers U.S. Treasury Inflation Notes Index
GMO Alpha LIBOR Fund	Seeks high total return comparable with the 3-month London Inter Bank Offer Rate ("LIBOR"). Seeks to achieve its objective by investing primarily in relatively high quality, low volatility fixed income instruments. Is non-diversified. Generally has a dollar-weighted portfolio duration of zero to two years.	J.P. Morgan U.S. 3-month Cash Index
INTERNATIONAL EQUITY FUNDS
GMO International Disciplined Equity Fund	Seeks high total return. Invests primarily in equity securities of issuers chosen from among the companies in developed markets outside the U.S. Uses an optimization process to allocate investments between issuers based on growth, quality, and valuation style factors.	MSCI EAFE (Europe, Australasia and Far East) Index
GMO International Intrinsic Value Fund	Seeks high total return. Invests primarily in equity investments in companies chosen from the MSCI EAFE Index universe plus Canada (approximately 2,500 stocks). Manager uses disciplined value techniques to assess countries, sectors, currencies and stocks.	Salomon Smith Barney PMI (Primary Market Index) EPAC (Europe, Pacific, Asia Composite) Value Style Index
GMO International Growth Fund	Seeks high total return. Invests primarily in issuers chosen from the MSCI EAFE universe and Canadian companies, approximately 2,500 issuers. Broad exposure to the growth sector of the international equity market.	Salomon Smith Barney PMI (Primary Market Index) EPAC (Europe, Pacific, Asia Composite) Growth Style Index
GMO Currency Hedged International Equity Fund	Seeks high total return. Invests primarily in the International Disciplined Equity Fund, International Intrinsic Value Fund and International Growth Fund and other GMO Funds (collectively, "underlying funds"). Allocated among the underlying Funds based on the Manager's analysis of the relative attractiveness of value versus growth investing styles, measured primarily by the discount at which value stocks trade relative to growth stocks generally, as well as on the Manager's predicted returns of the two styles in the markets. Atempts to hedge at least 70% of the foreign currency exposure back to the U.S. dollar.	MSCI EAFE (Europe, Australasia and Far East) Index (Hedged)
GMO Foreign Fund	Seeks high total return. Invests primarily in the equity securities non-U.S. companies, including any of the companies in developed and emerging markets listed in the MSCI database (approximately 4,000 companies). Evaluates stocks by examining value factors such as price to earnings, price to book, price to cash flow and yield and then focuses on the companies that rank attractively in these four categories and makes selections based on research including a review of the sector/industry, publicly available company information, fundamental analysis and discussions with company management.	MSCI EAFE (Europe, Australasia and Far East) Index
GMO Foreign Small Companies Fund	Seeks high total return. Seeks to achieve its objective by primarily investing in smaller companies located or doing business outside of the U.S. Stocks are sorted by value measures, including price to earnings, price to book, price to cash flow and yield.	Salomon Smith Barney EMI (Extended Markets Index) World ex-U.S. Index
GMO International Small Companies Fund	Seeks high total return. Invests primarily in equity securities of non-U.S. issuers, including companies in developed and emerging markets listed in the MSCI database. The Fund is a structured value portfolio that attempts to provide small company international equity exposure in markets which demonstrate the most compelling values.	Salomon Smith Barney EMI (Extended Markets Index) World ex-U.S. Index
GMO Emerging Markets Fund	Seeks high total return. Invests primarily in the equity securities of companies traded in securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Southern and Eastern Europe. Manager uses fundamental investment principles and quantitative applications to build a value-oriented emerging market equity portfolio that the Manager believes can best exploit major inefficiencies between and within various emerging markets.	S&P/IFC Investable Composite Index
GMO Emerging Countries Fund	Seeks high total return. Invests primarily in the equity securities of companies traded in securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Southern and Eastern Europe. Manager seeks to manage the Fund so that it maintains relatively high liquidity (compared to GMO Emerging Markets Fund). Manager uses fundamental investment principles and quantitative applications to build a value-oriented emerging markets equity portfolio that the Manager believes can best exploit major inefficiencies between and within various emerging markets.	S&P/IFC Investable Composite Index
GMO Asia Fund	Seeks high total return. Invests primarily in equity securities of companies traded in Asian countries other than Japan. Manager uses fundamental principles and quantitative applications to build an Asian equity portfolio that the Manager believes can best exploit major inefficiencies between and within various Asian markets.	GMO Asia 7 Index

  Each of the underlying funds is subject to some or all of the risks detailed at the front of this prospectus under “Overview of Fund Risks.” For a more detailed explanation of each underlying fund’s principal investments, investment methodology and risks, as well as definition of each Fund’s benchmark, see “Underlying Funds” in the Statement of Additional Information.

  Evergreen Funds

  Institutional Money Market Funds
  Cash Management Money Market Fund
  Institutional Money Market Fund
  Institutional Municipal Money Market Fund
  Institutional Treasury Money Market Fund
  Institutional U.S. Government Money Market Fund
  Institutional 100% Treasury Money Market Fund
  Prime Cash Management Money Market Fund

  Money Market Funds
  California Municipal Money Market Fund
  Florida Municipal Money Market Fund
  Money Market Fund
  Municipal Money Market Fund
  New Jersey Municipal Money Market Fund
  New York Municipal Money Market Fund
  Pennsylvania Municipal Money Market Fund
  Treasury Money Market Fund
  U.S. Government Money Market Fund

  State Municipal Bond Funds
  Connecticut Municipal Bond Fund
  Evergreen Offit California Municipal Bond Fund
  Evergreen Offit New York Municipal Bond Fund
  Florida High Income Municipal Bond Fund
  Florida Municipal Bond Fund
  Georgia Municipal Bond Fund
  Maryland Municipal Bond Fund
  New Jersey Municipal Bond Fund
  North Carolina Municipal Bond Fund
  Pennsylvania Municipal Bond Fund
  South Carolina Municipal Bond Fund
  Virginia Municipal Bond Fund

  National Municipal Bond Funds
  Evergreen Offit National Municipal Bond Fund
  High Grade Municipal Bond Fund
  High Income Municipal Bond Fund
  Intermediate Municipal Bond Fund
  Municipal Bond Fund
  Short-Intermediate Municipal Bond Fund

  Short and Intermediate Term Bond Funds
  Adjustable Rate Fund
  Limited Duration Fund
  Short Intermediate Bond Fund

  Intermediate and Long Term Bond Funds
  Core Bond Fund
  Diversified Bond Fund
  Evergreen Offit High Yield Fund
  Evergreen Offit Mortgage Securities Fund
  Evergreen Offit U.S. Government Securities Fund
  Fixed Income Fund II
  High Yield Bond Fund
  Mortgage Securities Fund
  Select High Yield Bond Fund
  Strategic Income Fund
  U.S. Government Fund

  Balanced Funds
  Asset Allocation Fund
  Balanced Fund
  Foundation Fund
  Select Balanced Fund
  Tax Strategic Foundation Fund

  Domestic Equity Funds I
  Aggressive Growth Fund
  Capital Growth Fund
  Core Equity Fund
  Emerging Growth Fund
  Evergreen Fund
  Growth Fund
  Large Company Growth Fund
  Masters Fund
  Secular Growth Fund
  Omega Fund
  Premier 20 Fund
  Select Small Cap Growth Fund
  Select Strategic Growth Fund
  Special Equity Fund
  Stock Selector Fund
  Tax Strategic Equity Fund

  Domestic Equity Funds II
  Blue Chip Fund
  Equity Income Fund
  Equity Index Fund
  Growth and Income Fund
  Small Cap Value Fund
  Strategic Value Fund
  Special Values Fund
  Value Fund

  Sector Funds
  Health Care Fund
  Technology Fund
  Utility and Telecommunications Fund

  Global and International Funds
  Emerging Markets Growth Fund
  Evergreen Offit Emerging Markets Bond Fund
  Global Leaders Fund
  Global Opportunities Fund
  International Bond Fund
  International Growth Fund
  Precious Metals Fund

  Evergreen Express Line

  Call 1.800.346.3858

  24 hours a day to

    check your account
    order a statement
    get a Fund’s current price, yield and total return
    buy, redeem or exchange Fund shares

  Shareholder Services

  Call 1.800.343.2898

  Monday - Friday, 8 a.m. to 6 p.m. Eastern time to

    order applications
    buy, redeem or exchange Fund shares
    get assistance with your account

  Information Line for Hearing and Speech Impaired (TTY/TDD)

  Call 1.800.343.2888

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time

  Write us a letter
  Evergreen Funds
  P.O. Box 8400
  Boston, MA 02266-8400
    to buy, redeem or exchange Fund shares
    to change the registration on your account
    for general correspondence

  For express, registered or certified mail
  Evergreen Funds
  66 Brooks Drive, Suite 8400
  Braintree, MA 02184-3800

  Visit us on-line
  EvergreenInvestments.com

  Regular communications you will receive
  Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen funds of any inaccuracies.

  Confirmation Notices — A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen funds of any inaccuracies.

  Annual and Semi-annual Reports — You will receive a detailed financial report on each Fund you invest in twice a year.

  Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns as well as the Evergreen Tax Information Guide.

  For More Information About the Evergreen Asset Allocation Fund, Ask for:

  The Fund's most recent Annual or Semi-annual Report, which contains a complete financial accounting for the Fund and a complete list of the Fund’s portfolio holdings as of a specific date, as well as commentary from the Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

  For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  Information about the Fund (including the SAI) is also available on the SEC’s Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

  Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
  90 Park Avenue, 10th Floor, New York, NY 10016.
  563553 RV1 (1/03)

  SEC File No.: 811-08413
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034